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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21713

Madison Strategic Sector Premium Fund
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

W. Richard Mason
Madison/Mosaic Legal and Compliance Department
8777 N. Gainey Center Drive, Suite 220
Scottsdale, AZ  85258
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1

Semi-Annual Report
(unaudited)

June 30, 2009

Madison Strategic Sector
Premium Fund (MSP)

Active Equity Management combined with a
Covered Call Option Strategy

Madison Investment Advisors, Inc.
www.madisonfunds.com

MSP/Madison Strategic Sector Premium Fund

Table of Contents

Portfolio Manager Review	1
Portfolio of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Statement of Cash Flows	11
Financial Highlights	12
Notes to Financial Statements	13
Dividend Reinvestment Plan	20

MSP | Madison Strategic Sector Premium Fund

Portfolio Manager Review

What happened in the market during the first half of 2009?

The wild ride for stock investors during the first half of 2009 can be traced by the path of the S&P 500, which is often used as a proxy for the overall market. The Index began the year with the same downward momentum that characterized 2008, when the market dropped a record-setting -37.0%. The Index fell an additional 25% by March 9, then rallied strongly through May before consolidating gains as the first half of the year came to an end. By June 30, the Index had made up its early losses, finishing with a deceivingly average-looking year-to-date 3.16% return.

Over the past twelve months, the market has been buffeted by unprecedented financial woes, economic recession, unprecedented government stimulus programs and wide swings of investor psychology. In the fall of 2008 the collapse of Lehman Brothers and the subsequent massive interventions from the Federal government raised hopes that the worst was behind. But as we entered the first months of 2009 a new wave of uncertainty gripped the market. The new administration’s announcements of dramatic and sizable support initiatives were not enough to overcome the continuing negative economic and corporate news. The economy, as measured by GDP, was dropping at an annualized 6% rate, and employment fell at a record-setting pace. The crisis in the housing market showed no sign of abating and the domestic automobile business was in freefall. It was no wonder that consumer sentiment hit a new low while investor sentiment could be summed up in one word: fearful.

From the market lows in early March, the S&P rallied strongly through most of the remaining period, ending the six months in plus territory for the first half of 2009. This rebound was not so much driven by positive news as it was by diminishing worry. In other words, investors who were once worried about the collapse of the global financial system and another great depression were beginning to believe the economic problems were deep, but not fathomless. By the later part of the period, some of the important economic indicators showed signs of bottoming and other problem areas showed decreasing losses. These signs, however modest, were eagerly noted by investors looking for hints of recovery, and as we entered the second half of the period, the market sentiment shifted from fear to hope.

How did the fund perform the first half of 2009 given the marketplace conditions?

We are very pleased to report the Madison Strategic Sector Premium Fund ("MSP" or "the Fund") performed admirably through the very tumultuous first half. For the six-months ended June 30, 2009, the fund provided a total return on a net asset value per share (NAV) basis of 18.12%. The total return based on market price was 22.62%.This compared favorably to the S&P 500 Index which returned 3.16% and the CBOE S&P BuyWrite Index (BXM) which posted a 7.71% return over the same period. As of June 30, 2009, with an NAV of $12.05 and a market price of $10.06, the fund traded at a discount to NAV of 16.54%.

The fund’s strong performance during the period was powered by a combination of very favorable underlying stock performance coupled with an option strategy that allowed the fund to participate in the market rally. Technology and Consumer Discretionary stocks were among the best performing sectors during the first half and the fund was well represented in these areas. The fund has little

1/Semi-annual Report/June 30, 2009

MSP | Madison Strategic Sector Premium Fund | Portfolio Manager Review (continued)

exposure to the Telecommunications, Utilities and Industrial Sectors which all lagged the market during the first half of the year. The fund entered the year with the vast majority of options "out-of-the-money" and we continued to write calls well "out-of-the-money" at attractive premiums during the early part of the year (out-of-the-money means the stock price is below the strike price at which the shares would be called away). This allowed the fund to capture meaningful upside as the market rallied off the March lows.

The fund has a limited ability to utilize leverage in order to take advantage of opportunities in the equity and/or option markets. At the beginning of the year, the fund was leveraged to 13.8% of managed assets. While this provided a slight headwind during the early months of the year as the market continued to correct, the leveraged position was a contributor to the fund’s ability to dramatically outperform during the ensuing market upturn. As the market continued higher in the second quarter of the year, leverage was slowly reduced to a level of 7.9% of managed assets by June 30, 2009.

Describe the fund’s portfolio equity and option structure.

As of June 30, 2009, the fund held 51 equity securities. Unexpired covered call options had been written against approximately 77% of the fund’s stock holdings as of June 30, 2009. During the first half of 2009, the fund generated premiums of $5.7 million from its covered call writing activities. It is the strategy of the fund to write "out-of-the-money" call options and at June 30, 50% of the fund’s call options (36 of 72 different options) remained "out-of-the-money." The number of "out-of-the-money" options has declined from the beginning of the year as the strength of the market rally has moved many share prices above their corresponding option strike prices. The fund’s managers have also begun writing options "closer-to-the-money" in order to capture higher premium income and provide the fund added protection from a reversal in the market’s upward surge.

Which sectors are prevalent in the fund?

From a sector perspective, MSP’s largest exposure as of June 30, 2009 was to the Consumer Discretionary sector, followed by Health Care, Technology, Financials and Energy. The fund was not invested in the Materials, Consumer Staples and Utilities sectors as of June 30, 2009.

Describe the fund’s dividend history for the period.

The fund paid quarterly dividends of $0.30 per share on March 31, 2009 and $0.28 per share on June 30, 2009. At the fund’s closing market price of $10.06 per share on June 30, 2009 and at the latest quarterly rate of $0.28, the fund’s dividend yield was 11.13%.

Discuss the fund’s security and option selection process.

The fund is managed by two teams of investment professionals. We like to think of these teams as a "right hand" and "left hand" meaning they work together to make common stock and option decisions. We use fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management between the equity and option teams provides investors with an innovative, risk-moderated approach to equity investing. Madison Asset Management seeks to invest in a portfolio of common stocks that have favorable "PEG" ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays

2/Semi-annual Report/June 30, 2009

MSP | Madison Strategic Sector Premium Fund | Portfolio Manager Review (continued)

away from the "beat the street" mentality, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the "instant gratification" school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.

Once we have selected attractive and solid names for the fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the fund can participate in some stock appreciation. By receiving option premiums, the fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value of the strategy and spread income evenly throughout the year.

What is management’s outlook for the market and fund for the rest of 2009?

After watching the market drop and then rebound during the past six months the question remains: Is this the beginning of a new bull market or a rally within a bear market? The answer may lie in an old market adage which describes rallies following a bear market: "First comes price, then comes optimism and then comes earnings." The price piece of this equation can be seen in the S&P 500’s 37% rally from the March low through period end. Optimism improved markedly since the bleak days of early March, when there was real fear of a total collapse of the global financial system. However, positive earnings news remained sparse, leading us to the conclusion that it is too early to confidently categorize the latest rally. For the market to truly transition into a new bull market phase we need evidence of a return to positive revenue and earnings growth and although earnings are stabilizing mainly through cost cutting efforts, revenue growth will only become sustainable once the economy begins growing again. We do expect overall corporate earnings to improve in 2010, but the rate and the breadth are subject to many variables. As a result, we continue to concentrate our portfolios in shares of high-quality companies with superior competitive advantages, strong balance sheets and positive free cash flow generation. These kinds of companies can be a source of stability if volatility increases while still providing upside if, in fact, a new bull market is upon us.

On the option writing side, after spiking above 80 last November the VIX Index has steadily declined this year into the upper 20’s as market volatility has calmed along with investor fear (VIX is the ticker symbol for the Chicago Board Options Exchange Volatility Index, a popular measure of the implied volatility of options on the S&P 500 index). Despite this decline, volatility remains above levels seen between 2003 and 2007 and option premiums continue to be relatively attractive.

TOP TEN STOCK HOLDINGS AS OF JUNE 30, 2009
FOR MADISON STRATEGIC SECTOR PREMIUM FUND

% of net assets
Cisco Systems, Inc.	4.53%
Bed Bath & Beyond Inc.	4.40%
Target Corp.	3.95%
Wells Fargo & Co.	3.82%
EMC Corp.	3.56%
State Street Corp.	3.38%
Affiliated Managers Group, Inc.	3.33%
Kohl's Corp.	3.30%
Genzyme Corp.	3.19%
Powershare QQQ	3.12%

3/Semi-annual Report/June 30, 2009

MSP | Madison Strategic Sector Premium Fund | Portfolio Manager Review (concluded)

4/Semi-annual Report/June 30, 2009

MSP | Madison Strategic Sector Premium Fund

Portfolio of Investments | June 30, 2009  |  (unaudited)

Number of Shares		Value
	COMMON STOCKS: 114.6%
	Consumer Discretionary: 24.6%
91,400	American Eagle Outfitters, Inc.	$1,295,138
100,000	Bed Bath & Beyond Inc.*	3,075,000
54,800	Best Buy Co, Inc.	1,835,252
63,700	Coach Inc.	1,712,256
30,300	Home Depot, Inc.	715,989
54,000	Kohls Corp.*	2,308,500
110,000	Lowe’s Cos, Inc.	2,135,100
75,000	Starbucks Corp.*	1,041,750
70,000	Target Corp.	2,762,900
25,000	Williams-Sonoma, Inc.	296,750
	Consumer Services: 9.1%
127,000	eBay Inc.*	2,175,510
60,000	Garmin Ltd.	1,429,200
2,000	Google, Inc-Class A*	843,180
67,000	Intuit Inc.*	1,886,720
	Energy: 10.8%
28,000	Apache Corp.	2,020,200
22,000	Schlumberger Ltd.	1,190,420
29,000	Transocean Ltd.	2,154,410
25,000	Unit Corp.	689,250
40,000	XTO Energy Inc.	1,525,600
	Exchange Traded Funds: 3.1%
60,000	Powershares QQQ	2,182,800
	Financials - 18.5%
40,000	Affiliated Managers Group, Inc.*	2,327,600
47,200	American Express Co.	1,096,928
61,867	Bank of America Corp.	816,644
67,800	Capital One Financial Corp.	1,483,464
190,000	Citigroup, Inc.	564,300
95,000	Marshall & Ilsley Corp.	456,000
40,000	Morgan Stanley & Co.	1,140,400
50,000	State Street Corp.	2,360,000
110,000	Wells Fargo & Co.	2,668,600
	Health Care: 23.2%
43,100	Biogen Idec, Inc.*	1,945,965
40,000	Genzyme Corp.*	2,226,800
45,000	Gilead Sciences Inc.*	2,107,800
35,000	Medtronic Inc.	1,221,150
125,000	Mylan, Inc.*	1,631,250
109,800	Pfizer Inc.	$ 1,647,000
86,000	UnitedHealth Group, Inc.	2,148,280
35,000	Waters Corp.*	1,801,450
35,000	Zimmer Holdings, Inc.*	1,491,000
	Insurance : 3.0%
65,000	Aflac Inc.	2,020,850
25,000	MGIC Investment Corp.*	110,000
	Software: 2.7%
30,000	Check Point Software Technologies Ltd.*	704,100
75,000	Symantec Corp.*	1,167,000
	Technology: 19.6%
40,000	Applied Materials, Inc.	438,800
170,000	Cisco Systems, Inc.*	3,168,800
100,000	Dell Inc.*	1,373,000
190,000	EMC Corp.*	2,489,000
260,000	Flextronics International Ltd.*	1,068,600
60,000	Microsoft Corp.	1,426,200
30,000	Qualcomm Inc.	1,356,000
60,000	Yahoo! Inc.*	939,600
60,000	Zebra Technologies Corp.-Class A*	1,419,600
	TOTAL INVESTMENTS: 114.6% (Cost $120,501,304)	80,092,106
	Cash and Other Assets Less Liabilities: 3.5%	2,453,635
	Loan Outstanding: (8.6%)	(6,000,000)
	Total Call Options Written: (9.5%)	(6,659,123)
	NET ASSETS: 100%	$69,886,618

*Non-income producing.

See notes to financial statements

5/Semi-annual Report/June 30, 2009

MSP | Madison Strategic Sector Premium Fund | Portfolio of Investments (continued)

Contracts (100 shares per contract)	Call Options Written	Expiration Date	Exercise Price	Market Value
150	Affiliated Managers Group, Inc.	September 2009	$55.00	$107,250
250	Affiliated Managers Group, Inc.	January 2010	50.00	320,000
200	Aflac Inc.	November 2009	28.00	118,000
150	Aflac Inc.	November 2009	36.00	33,375
300	Aflac Inc.	January 2010	30.00	163,500
165	American Eagle Outfitters, Inc.	August 2009	10.00	68,475
600	American Eagle Outfitters, Inc.	January 2010	12.50	169,500
149	American Eagle Outfitters, Inc.	January 2010	15.00	23,468
300	American Express Co.	July 2009	22.50	42,000
172	American Express Co.	October 2009	25.00	30,100
20	Apache Corp.	July 2009	60.00	24,600
260	Apache Corp.	October 2009	70.00	197,600
400	Applied Materials, Inc.	January 2010	12.50	31,000
600	Bed Bath & Beyond, Inc.	August 2009	27.50	231,000
400	Bed Bath & Beyond, Inc.	January 2010	30.00	164,000
250	Best Buy Co., Inc.	January 2010	35.00	88,750
295	Biogen Idec, Inc.	January 2010	55.00	53,837
200	Check Point Software Technologies Ltd.	July 2009	20.00	70,000
1,000	Cisco Systems, Inc.	January 2010	20.00	136,000
37	Coach Inc.	August 2009	12.50	53,095
400	Coach Inc.	August 2009	17.50	380,000
200	Coach Inc.	November 2009	27.50	62,000
400	Dell Inc.	January 2010	15.00	48,800
450	eBay Inc.	October 2009	17.00	70,650
620	eBay Inc.	January 2010	20.00	57,040
500	EMC Corp.	January 2010	12.50	89,750
500	Flextronics International Ltd.	January 2010	5.00	25,500
200	Garmin, Ltd.	July 2009	25.00	7,000
200	Garmin, Ltd.	January 2010	30.00	23,000
20	Google, Inc-Class A	September 2009	400.00	74,800
303	Home Depot, Inc.	August 2009	25.00	19,998
370	Intuit Inc.	July 2009	25.00	120,250
300	Intuit Inc.	January 2010	27.50	93,000
200	Kohl’s Corp.	October 2009	45.00	60,000
50	Kohl’s Corp.	October 2009	50.00	6,750
290	Kohl’s Corp.	January 2010	50.00	73,225
500	Lowe’s Cos, Inc.	October 2009	15.00	235,000
300	Lowe’s Cos, Inc.	January 2010	25.00	13,500
250	Marshall & Ilsley Corp.	September 2009	10.00	1,250
200	Microsoft Corp.	October 2009	22.00	54,700
400	Microsoft Corp.	January 2010	25.00	70,600
200	Morgan Stanley & Co.	October 2009	25.00	101,000
637	Mylan, Inc.	January 2010	12.50	130,585
300	Mylan, Inc.	January 2010	15.00	27,000
600	Powershares QQQ	September 2009	33.00	246,300

See notes to financial statements

6/Semi-annual Report/June 30, 2009

MSP | Madison Strategic Sector Premium Fund | Portfolio of Investments (concluded)

Contracts (100 shares per contract)	Call Options Written	Expiration Date	Exercise Price	Market Value
300	Qualcomm Inc.	July 2009	$37.50	$232,500
220	Schlumberger Ltd.	November 2009	50.00	185,900
350	Starbucks Corp.	July 2009	12.00	68,425
400	Starbucks Corp.	January 2010	12.50	104,600
200	State Street Corp.	November 2009	40.00	210,000
200	State Street Corp.	November 2009	50.00	100,000
250	Symantec Corp.	October 2009	16.00	29,375
500	Symantec Corp.	January 2010	15.00	108,750
400	Target Corp.	October 2009	41.00	102,400
300	Target Corp.	January 2010	45.00	66,600
200	Transocean, Ltd.	August 2009	60.00	298,000
90	Transocean, Ltd.	November 2009	85.00	33,300
150	Unit Corp	September 2009	30.00	25,500
100	Unit Corp	December 2009	35.00	12,500
200	UnitedHealth Group, Inc.	September 2009	25.00	45,000
260	UnitedHealth Group, Inc.	September 2009	30.00	14,950
200	Waters Corp.	November 2009	50.00	112,000
150	Waters Corp.	January 2010	45.00	139,500
400	Wells Fargo & Co.	October 2009	22.50	156,000
200	Wells Fargo & Co.	October 2009	27.00	34,500
250	Williams-Sonoma, Inc.	August 2009	10.00	54,375
200	XTO Energy Inc.	August 2009	35.00	88,000
200	XTO Energy Inc.	November 2009	46.00	31,000
300	Yahoo! Inc.	July 2009	15.00	28,500
300	Yahoo! Inc.	October 2009	17.00	31,500
300	Zebra Technologies Corp. - Class A	November 2009	22.50	82,500
140	Zimmer Holdings, Inc.	January 2010	45.00	46,200

	Total Call Options Written (Premiums Received $5,698,515)			$6,659,123

See notes to financial statements

7/Semi-annual Report/June 30, 2009

MSP | Madison Strategic Sector Premium Fund

Statement of Assets and Liabilities | June 30, 2009  |  (unaudited)

ASSETS
Investments securities, at value (cost $120,501,304) (Notes 1 and 2)	$80,092,106
Cash	1,184,175
Receivables
Investment securities sold	1,269,918
Dividends and interest	21,252
Total assets	82,567,451

LIABILITIES
Options written, at value (premiums received of $5,698,515)	6,659,123
Payables
Loan outstanding	6,000,000
Interest on loan	17,000
Auditor fees	11,350
Independent trustee fees	4,500
Other expenses	(11,140)
Total liabilities	12,680,833

NET ASSETS	$69,886,618

Net assets consists of:
Paid in capital	110,738,120
Undistributed net investment income (loss)	(74,557)
Accumulated net realized gain on investments and options transactions	592,861
Net unrealized depreciation on investments and options transactions	(41,369,806)
Net assets	$69,886,618

CAPITAL SHARES ISSUED AND OUTSTANDING
An unlimited number of capital shares authorized,$.01 par value per share (Note 8)	5,798,291

NET ASSET VALUE PER SHARE	$12.05

See notes to financial statements

8/Semi-annual Report/June 30, 2009

MSP | Madison Strategic Sector Premium Fund

Statement of Operations | For the six-months ended June 30, 2009  |  (unaudited)

INVESTMENT INCOME (Note 2)
Interest income	$1,897
Dividend income	378,604
Total investment income	380,501

EXPENSES (Note 3)
Investment advisory	287,972
Interest on loan	111,080
Administration	7,779
Fund accounting	8,556
Auditor fees	11,350
Independent trustee fees	9,000
Other	19,321
Total expenses	455,058

NET INVESTMENT INCOME (LOSS)	(74,557)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(6,296,572)
Options	3,595,804
Net unrealized appreciation (depreciation) on:
Investments	15,175,258
Options	(1,483,137)

NET GAIN ON INVESTMENTS AND OPTIONS TRANSACTIONS	10,991,353

TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,916,796

See notes to financial statements

9/Semi-annual Report/June 30, 2009

MSP | Madison Strategic Sector Premium Fund

Statements of Changes in Net Assets

For the period indicated

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)	$(74,557)	$170,259
Net realized gain (loss) on investments and options transactions	(2,700,768)	13,461,989
Net unrealized appreciation (depreciation) on investments and options transactions	13,692,121	(44,208,489)
Total increase (decrease) in net assets resulting from operations	10,916,796	(30,576,241)

DISTRIBUTION TO SHAREHOLDERS
From net investment income	--	(170,259)
From net capital gains	(3,363,009)	(8,527,177)
Total distributions	(3,363,009)	(8,697,436)

CAPITAL SHARE TRANSACTIONS
Reinvestment of dividends	--	--

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,553,787	(39,273,677)

NET ASSETS
Beginning of period	$62,332,831	$101,606,508
End of period	$69,886,618	$ 62,332,831

See notes to financial statements

10/Semi-annual Report/June 30, 2009

MSP | Madison Strategic Sector Premium Fund

Statement of Cash Flows | For the six-months ended June 30, 2009  |  (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$10,916,796

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating and investing activities
Net unrealized appreciation on investments	(15,175,258)
Net unrealized depreciation on options	1,483,137
Net amortization of bond premium	(4,814)
Net realized loss on investments and options	2,700,768
Purchase of long-term investments (including options exercised)	(10,468,563)
Proceeds from sale of long-term investments	9,947,663
Covers of short-term investments	(1,199,656)
Net sales of short-term investments	7,738,584
Decrease in dividend receivable	33,081
Decrease in interest receivable	27,543
Increase in receivable for investments sold	(1,097,666)
Decrease in payable of investments purchased	(2,023,423)
Decrease in interest due on borrowings	(6,004)
Premiums received on call and put options written	5,112,399
Decrease in accrued expenses and other liabilities	(11,140)
Decrease in audit payable	(3,150)
Net cash used in operating and investing activities	7,970,297

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in borrowings	(4,000,000)
Distributions to common shareholders	(3,363,009)
Net cash provided by financing activities	(7,363,009)

Net increase in cash	607,288
Cash at beginning of period	$ 576,887
Cash at end of period	$ 1,184,175

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest and fees	$ 358,489

11/Semi-annual Report/June 30, 2009

MSP | Madison Strategic Sector Premium Fund

Financial Highlights

Per Share Operating Performance for One Share Outstanding Throughout the Period

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,			For the Period April 27, 2005[1] through December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$10.75	$17.52	$20.25	$19.87	$19.10[2]
Investment operations:
Net investment income (loss)	(0.01)	0.03	0.28	0.06	0.03
Net realized and unrealized gain on investments and options transactions	1.89	(5.30)	(1.21)	2.12	1.68
Total from investment operations	1.88	(5.27)	(0.93)	2.18	1.71
Less distributions from:
Net investment income	--	(0.03)	(0.28)	(0.06)	(0.03)
Capital gains	(0.58)	(1.47)	(1.52)	(1.74)	(0.87)
Total distributions	(0.58)	(1.50)	(1.80)	(1.80)	(0.90)
Net asset value, end of period	$12.05	$10.75	$17.52	$20.25	$19.87
Market value, end of period	$10.06	$8.75	$15.53	$20.60	$20.28
Total investment return
Net asset value (%)	18.12	(31.94)	(5.07)	11.61	8.83
Market value (%)	22.62	(36.18)	(16.85)	11.30	5.29
Ratios and supplemental data
Net assets, end of period (thousands)	$69,887	$62,333	$101,607	$116,223	$111,507
Ratios to Average Net Assets:
Total expenses, excluding interest expense (%)	1.09[3]	1.07	0.98	0.98	0.97[3]
Total expenses, including interest expense (%)	1.45[3]	1.50	0.98	0.98	0.97[3]
Net investment income (loss), including interest expense (%)	(0.24)[3]	0.19	1.41	0.33	0.25[3]
Ratios to Average Managed Assets:[4]
Total expenses, excluding interest expense (%)	0.95[3]	0.96	--	--	--
Total expenses, including interest expense (%)	1.25[3]	1.35	--	--	--
Net investment income (loss), including interest expense (%)	(0.21)[3]	0.17	--	--	--
Portfolio turnover (%)	14	41	93	64	49
Senior Indebtedness
Outstanding balance, end of period (thousands)	6,000	10,000	--	--	--
Average outstanding balance during the period (thousands)	9,845	9,706	--	--	--
Average fund shares during the period (thousands)	5,798	5,798	--	--	--
Average indebtedness per share	1.70	1.67	--	--	--
Asset coverage per $1,000 of indebtedness	8,099[5]	7,233[5]	--	--	--

1Commencement of operations.

2Before deduction of offering costs charged to capital.

3Annualized.

4Managed assets is equal to net assets plus average outstanding leverage.

5Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements

12/Semi-annual Report/June 30, 2009

MSP | Madison Strategic Sector Premium Fund

Notes to Financial Statements | June 30, 2009

Note 1 – Organization.

Madison Strategic Sector Premium Fund (the "Fund") was organized as a Delaware statutory trust on February 4, 2005. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended. The Fund commenced operations on April 27, 2005. The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation.

The Fund will pursue its investment objectives by investing in a portfolio consisting primarily of common stocks of large and mid-capitalization issuers that are, in the view of the Fund’s Investment Advisor, selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Significant Accounting Policies.

(a) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(b) Valuation of Investments

Readily marketable portfolio securities listed on an exchange or traded in the over-the counter market are generally valued at their last reported sale price. If no sales are reported, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Fund’s Board of Trustees shall determine in good faith to reflect its fair value. Portfolio securities traded on more than one securities exchange are valued at the last sale price at the close of the exchange representing the principal market for such securities. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at the mean between the last bid and asked price. Exchange-traded options are valued at the mean of the best bid and best asked prices across all option exchanges.

Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

The Funds adopted Financial Accounting Standards Board Statement No. 157, Fair Value Measurements (FAS 157) effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

Various inputs as noted above are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

Level 1: Quoted prices in active markets for identical securities

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. In April 2009, the FASB issued FSP FAS 157-4, "Determining Fair Value When Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP 157-4). FSP 157-4 provides guidance on how to determine the fair value of assets and liabilities when the volume and level of activity for the asset/liability has significantly decreased.

13/Semi-annual Report/June 30, 2009

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements (continued)

The following table represents the Funds’ investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of June 30, 2009 (unaudited):

Description	Level 1	Level 2	Level 3	Value at 6/30/2009
Assets:
Common Stocks	$80,092,106	$ --	$ --	$80,092,106
Total	$80,092,106	$ --	$ --	$80,092,106

Liabilities:
Written optons	$ 6,659,123	$ --	$ --	$ 6,659,123
Total	$ 6,659,123	$ --	$ --	$ 6,659,123

At June 30, 2009 and for the six-months then ended, the Fund held no Level 3 securities. Please see Portfolio of Investments for common stock sector breakdown and listing of all securities within each caption.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.

(d) Repurchase Agreement

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

Note 3 – Investment Advisory Agreement and Other Transactions with Affiliates.

Pursuant to an Investment Advisory Agreement between the Fund and Madison Asset Management, LLC, a wholly-owned subsidiary of Madison Investment Advisors, Inc. (collectively "the Advisor"), the Advisor, under the supervision of the Fund’s Board of Trustees, will provide a continuous investment program for the Fund’s portfolio; provide investment research and make and execute recommendations for the purchase and sale of securities; and provide certain facilities and personnel, including officers required for the Fund’s administrative management and compensation of all officers and trustees of the Fund who are its affiliate. For these services, the Fund will pay the Advisor a fee, payable monthly, in an amount equal to 0.80% of the Fund’s average daily managed assets.

Under a separate Services Agreement, effective April 26, 2005, the Advisor provides fund administration services, fund accounting services, and arranges to have all other necessary operational and support services, for a fee, to the Fund. Such services include Transfer Agent, Custodian, Legal, and other operational expenses. These fees are accrued daily and shall not exceed 0.18% of the Fund’s average daily net assets. The Advisor assumes responsibility for payment of all expenses greater than 0.18% of average daily net assets for the first five years of the Fund’s operations, other than investment expenses such as brokerage commission costs or interest on loans.

Note 4 – Federal Income Taxes.

No provision is made for federal income taxes since it is the intention of the Fund to comply with the provisions of Subchapter M of the internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Fund.

As of and during the year ended December 31, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

14/Semi-annual Report/June 30, 2009

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements (continued)

Information on the tax components of investments, excluding option contracts, as of June 30, 2009 is as follows (unaudited):

Aggregate Cost	$120,501,304
Gross unrealized appreciation	2,128,753
Gross unrealized depreciation	(42,537,951)
Net unrealized depreciation	$ (40,409,198)

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October transactions.

For the years ended December 31, 2008 and 2007, the tax character of distributions paid to shareholders was $8,697,436 of ordinary income for 2008 and $10,928,820 of ordinary income and $99,103 of long-term capital gains for 2007, respectively. The Fund designates 9.15% of dividends declared from net investment income and short-term capital gains during the year ended December 31, 2008 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

As of June 30, 2009, the components of distributable earnings on a tax basis were as follows (unaudited):

Undistributed net investment loss	$(74,557)
Accumulated net realized gains	592,861
Net unrealized depreciation on investments	(41,369,806)
$(40,851,502)

Note 5 – Investment Transactions.

During the six-months ended June 30, 2009, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $10,468,563 and $9,947,663, respectively. No long term U.S. Government securities were purchased or sold during the period.

Note 6 – Covered Call Options.

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in option contracts during the six-months ended
June 30, 2009 were as follows (unaudited):

	Number of Contracts	Premiums Received
Options outstanding beginning of period	26,595	$ 6,490,097
Options written	19,221	5,112,399
Options expired	(8,649)	(1,979,859)
Options closed	(11,806)	(2,814,003)
Options assigned	(4,313)	(1,110,119)
Options outstanding end of period	21,048	$ 5,698,515

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("SFAS No. 161"), "Disclosures about Derivative Instructions and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Fund adopted SFAS No. 161 effective January 1, 2009.

15/Semi-annual Report/June 30, 2009

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements (concluded)

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of June 30, 2009 (unaudited):

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts		--	Options written, at value	$6,659,123

The following table presents the effect of Derivative Instruments on the Statement of Operations for the six-months ended June 30, 2009:

Amount of Realized Gain/(Loss) on Derivatives:
Derivatives not accounted for as hedging instruments under Statement 133	Options
Equity contracts	$3,595,804

Change in Unrealized Depreciation on Derivatives
Derivatives not accounted for as hedging instruments under Statement 133	Options
Equity contracts	$(1,483,137)

Note 7 – Capital.

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 5,798,291 shares issued and outstanding as of June 30, 2009.

In connection with the Fund’s dividend reinvestment plan,
there were no shares reinvested for the six-months ended
June 30, 2009.

Note 8 – Indemnifications.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore cannot be estimated; however, the risk of material loss from such claims is considered remote.

Note 9 – Leverage.

The Fund has a $25 million revolving credit facility with a bank to permit it to leverage its portfolio under favorable market conditions. The interest rate on the outstanding principal amount is equal to the prime rate less 1%. During the six-months ended June 30, 2009, the Fund did not have any additional draws on the facility and has paid back $4,000,000 against the line. The Fund has paid interest of $111,080 for the six-month ended June 30, 2009 and owes $17,000 in interest at June 30, 2009.

Note 10 – Subsequent Events.

Management has evaluated subsequent events through August 27, the date the financial statements were issued.

Effective August 17, 2009, Ray Di Bernardo, CFA, will join Frank Burgess in the day-to-day portfolio management responsibilities for the Fund. Mr. Di Bernardo brings over 20 years of equity management expertise to his role at Madison Asset Management, a wholly owned subsidiary of Madison Investment Advisors.

Prior to joining the Madison organization in 2003, he was an equity analyst at Concord Trust in Chicago, and before that, an equity analyst and co-manager of numerous international and emerging market mutual funds at a Toronto-based international equity firm. Mr. Di Bernardo holds a BA from the University of Western Ontario and is a CFA charterholder.

Additional Information. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

16/Semi-annual Report/June 30, 2009

MSP | Madison Strategic Sector Premium Fund

Forward-Looking Statement Disclosure.

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information.

The Fund adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund’s portfolios. Additionally, information regarding how the Fund voted proxies related to portfolio securities, if applicable, during the one-year period ended June 30, 2009 is available to you upon request and free of charge, by writing to Madison Strategic Sector Premium Fund, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Fund’s proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Fund will respond to shareholder requests for copies of our policies and voting information within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure.

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Form N-Q and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call the Fund at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Discussion of Contract Renewal (Unaudited)

The Trustees considered a number of factors when the Board approved the renewal of the advisory contract between the advisor and the Fund during its meeting in February 2009. Rather than providing you with a list of factors or conclusory statements that explained the Board’s decision-making process, the following discussion is designed to describe what you would have seen and heard if you had been at the Fund’s Board meeting when it renewed the Fund’s advisory contract:

The Board reviewed a variety of matters in connection with Fund’s investment advisory contract with Madison Asset Management, LLC ("MAM").

With regard to the nature, extent and quality of the services to be provided by the Advisor, the Board reviewed the biographies and tenure of the personnel involved in Fund management, the experience of the Advisor and its affiliates as investment manager to another closed-end investment company with a similar investment strategy, as well as an open-end fund with a similar investment strategy. They recognized the wide array of investment professionals employed by the firm. The Fund’s portfolio manager discussed the firm’s ongoing investment philosophies and strategies intended to provide superior performance consistent with the Fund’s investment objectives under various market scenarios. The Trustees also noted their familiarity with the Advisor and its affiliates due to Madison’s history of providing advisory services to the Madison Mosaic organization.

The Board also discussed the quality of services provided to the Fund by its custodian and by the Advisor in its role as Fund administrator.

With regard to the investment performance of the Fund and the investment advisor, the Board reviewed current performance information. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. In particular, the Board recognized that the Fund generated sufficient income in 2008 to return $1.50 per share to its shareholders in dividends by declaring quarterly dividends. At the Fund’s traded market price of $8.75 per share on December 31, 2008, its dividend yield was 13.7% based on the fourth quarter distribution level. This represented an increase from the Fund’s 11.6% yield from the prior year end. Dividends during 2008 represented earned net income and long & short term capital gains. The 2008 distributions did not include any return of capital.

The Board noted that the Fund’s NAV (net asset value per share) decreased with the broader market during 2008. Specifically,

17/Semi-annual Report/June 30, 2009

MSP | Madison Strategic Sector Premium Fund

it decreased $6.77 per share in 2008 from $17.52 to $10.75.

This represented an NAV total return of -31.9%, including the reinvestment of dividends. At year end, the Fund traded at a market value of $8.75, representing an 18.6% discount to its NAV of $10.75. The total return on a market price basis for the Fund was -36.2%, including the reinvestment of dividends for the year 2008. By comparison, the S&P 500 Index was down -37.0% for 2008 and the CBOE Buy Write Index ("BXM") was down -28.7%.

The Board recognized that the Fund outperformed the S&P 500 Index because of the significant income generated from the Fund’s call writing strategy. The portfolio manager explained that the main source for the performance gap with the BXM could be attributed to the fortunes of the underlying stocks. The Fund tends to concentrate its holdings in the Consumer Discretionary, Financial, and Technology Sectors, all of which performed poorly in 2008. Furthermore, two of the best three performing sectors in the S&P 500 were Consumer Staples and Utilities and the Fund did not have any holdings in these sectors in 2008. The Advisor represented to the Board that it believes the Fund currently holds a portfolio of high-quality stocks trading at attractive prices on a number of valuation metrics.

The Advisor’s stock picking strategy involves seeking a portfolio of common stocks that have favorable "PEG" ratios (price-earnings ratio to growth rate) as well as financial strength and industry leadership. As bottom-up investors, it focuses on the fundamental businesses of companies. As such, the Fund’s stock selection philosophy stays away from the "beat the street" objective, as the Advisor looks for companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the "instant gratification" school of thought, the Advisor explained that it seeks to bring elements of consistency, stability and predictability to the Fund’s shareholders under normal market conditions.

The Board engaged in a comprehensive discussion of fund performance and current market conditions with the Advisor in connection with its contract renewal deliberations.

With regard to the costs of the services to be provided and the profits to be realized by the investment advisor and its affiliates from the relationship with the Fund, the Board reviewed the expense ratios for a variety of other closed-end funds in the Fund’s peer group with similar investment objectives. Based on peer group comparisons, the Board recognized that the Fund’s costs were low for the quality and extent of services provided.

The Trustees recognized that the Fund’s fee structure should be reviewed based on total fund expense ratio rather than simply comparing advisory fees to other advisory fees in light of the simple expense structure maintained by the Fund (i.e. a single advisory with a cap on administrative expenses until April 26, 2010). As such, the Board focused its attention on the total expense ratios paid by other closed-end funds with similar investment objectives that were established at approximately the same time as the Fund.

The Trustees sought to ensure that fees were adequate so that the Advisor did not neglect its management responsibilities to the Fund in favor of more "profitable" accounts. At the same time, the Trustees sought to ensure that compensation paid to the Advisor was not unreasonably high. The Board reviewed materials demonstrating that although the Advisor is compensated for a variety of the administrative services it provides or arranges to provide pursuant to its Services Agreement with the Fund, such compensation generally does not cover all costs due to the cap on administrative expenses. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Advisor from its investment advisory fees earned. For these reasons, the Trustees recognized that examination of the Fund’s total expense ratio compared to those of other closed-end investment companies was more meaningful than a simple comparison of basic "investment management only" fee schedules.

In reviewing costs and profits, the Board recognized that the Fund is to a certain extent "subsidized" by the greater Madison Investment Advisors, Inc. ("Madison") organization because the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Advisor who served as Trust officers, as well as facility costs (rent), could not be supported by fees received from the Fund alone. However, although the Fund represents approximately $60 million out of the approximately $5 billion managed by the Madison Investment Advisors, Inc. organization in Wisconsin at the time of the meeting, the Board considered the Advisor’s representations that the Fund is profitable to the Advisor because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of the remaining assets. The Trustees noted that total Madison managed assets, including subsidiaries, approximated $7.5 billion at the time of the meeting. As a result, although the fees paid by the Fund at its present size might not be sufficient to profitably support a stand-alone fund, it is reasonably profitable to the Advisor as part of its larger, diversified organization. In sum, the Trustees recognized that the Fund is important to the Advisor and is managed with the attention given to other firm clients.

18/Semi-annual Report/June 30, 2009

MSP | Madison Strategic Sector Premium Fund

With regard to the extent to which economies of scale would be realized as the Fund grows, the Trustees recognized that, as a closed-end fund, no such economies of scale were anticipated.

After further discussion and analysis and reviewing the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees concluded that the Fund’s advisory fee is fair and reasonable for the Fund and that renewal of the Fund’s Advisory and Services Agreements without change are in the best interests of the Fund and its shareholders.

19/Semi-annual Report/June 30, 2009

MSP | Madison Strategic Sector Premium Fund

Dividend Reinvestment Plan | June 30, 2009

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Trust Company, Inc. (the "Plan Administrator"), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, Inc., 250 Royall St., Canton, MA 02021, Phone Number: (781) 575-4523.

20/Semi-annual Report/June 30, 2009

MSP/Madison Strategic Sector Premium Fund

Board of Trustees

Philip E. Blake
Frank Burgess
Katherine L. Frank
James Imhoff, Jr.
Lorence Wheeler

Officers

Katherine L. Frank
President
Frank Burgess
Senior Vice President
Ray DiBernardo
Vice President
Jay Sekelsky
Vice President
W. Richard Mason
Secretary, General Counsel &
Chief Compliance Officer
Greg Hoppe
Chief Financial Officer
& Treasurer

Investment Advisor
Madison Asset Management, LLC
550 Science Drive
Madison, WI 53711
Administrator
Madison Investment Advisors, Inc.
550 Science Drive
Madison, WI 53711
Custodian
US Bank NA
Cincinnati, Ohio
Transfer Agent
Computershare Investor Services, LLC
Chicago, Illinois
Legal Counsel
Skadden, Arps, Slate, Meagher &
Flom, LLP
Chicago, Illinois
Independent Registered
Public Accounting Firm
Grant Thornton LLP
Chicago, Illinois

Privacy Principles of Madison Strategic Sector Premium Fund for Shareholders

The Fund is committeed to maintaining the privacy of shareholders and to safeguarding its non-public information.  The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any nonpublic personal information relating to its shareholders, alther certainnonpublic personal information of its shareholders may become available to the Fund.  The Fund does not disclose any nonpublic personal informatin about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to nonpublic personal information about the shareholders to Madison Asset Management, LLC and Madison Investment Advisors, Inc. employees with a legitimate business need for the information.  The Fund maintains physical, electronic and procedural safeguards designed to protect the nonbpublic personal information of its shareholders.

Question concerning your shares of Madison Strategic Sector Premium Fund?

  If your shares are held in a Brokerage Account, contact your broker

  If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent:
  Computershare Investor Services, LLC, 2 North LaSalle Street, Chicago, Illinois 60602 1-800-727-0196

This report is sent to shareholders of Madison Strategic Sector Premium Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

In July 2009, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principle executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principle executive and principle financial officer have made quarterly certifications, including in filings with the SEC on forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Madison Investment Advisors, Inc.
550 SCIENCE DRIVE
MADISON, WISCONSIN 53711
1-800-767-0300
www.madisonfunds.com

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable in semi-annual report.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable in semi-annual report.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable in semi-annual report.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

(a)  No purchases were made during the period covered by this report by on or behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act of shares or other units of any class of the registrant's equity securities this is registered by the registrant pursuant to Section 12 of the Exchange Act.

(b)

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b)Average Price Paid per Share (or Unit)	(c)Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d)Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (January 1 to January 31, 2009)	0	0	0	Unlimited for dividend reinvestment plan (see footnote below)
Month #2 (February 1 to February 28, 2009)	0	0	0	Unlimited for dividend reinvestment plan (see footnote below)
Month #3 (March 1 to March 31, 2009)	34,564*	8.684027	34,564*	Unlimited for dividend reinvestment plan (see footnote below)
Month #4 (April 1 to April 30, 2009)	0	0	0	Unlimited for dividend reinvestment plan (see footnote below)
Month #5 (May 1 to May 31, 2009)	0	0	0	Unlimited for dividend reinvestment plan (see footnote below)
Month #6 (June 1 to June 30, 2009)	27,977*	9.875837	27,977*	Unlimited for dividend reinvestment plan (see footnote below)
Total	62,541*	9.217169	62,541*	Unlimited for dividend reinvestment plan (see footnote below)

*Note to Item 9:  As announced and disclosed in the registrant's prospectus, the registrant maintains a Dividend Reinvestment Plan.  The plan has no expiration date and no limits on the dollar amount of securities that may be purchased by the registrant to satisfy the plan's dividend reinvestment requirements.  All shares purchased during the period identified in columns (a) and (c) above were purchased as part of the Dividend Reinvestment Plan.

Item 10.  Submission of Matters to a Vote of Security Holders.

No changes to existing policies.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the registrant’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2 (no change from the previously filed Code).

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Strategic Sector Premium Fund

By: (signature)

W. Richard Mason, Secretary

Date: August 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer

Date: August 27, 2009

By:  (signature)

Greg Hoppe, Chief Financial Officer

Date: August 27, 2009